UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2017

K12 Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 483-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On August 7, 2017, Mr. Jon Q. Reynolds, Jr., a member of the Board of Directors (the “Board”) of K12 Inc. (the “Company”), notified the Secretary of the Company of his resignation and that Mr. Reynolds had no disagreements with the Company related thereto.  A copy of his notice is attached hereto as Exhibit 99.1.

Election of Director

(d)  Election of Eliza “Liza” McFadden as a Director of the Company.

On August 2, 2017 (the “Effective Date”), Liza McFadden was appointed to the Board and has not yet been assigned to any committees. There are no arrangements or understandings between Ms. McFadden and any other person pursuant to which Ms. McFadden was appointed a director of the Company. Ms. McFadden will serve as a director of the Company until the next annual meeting of stockholders of the Company and until her successor is elected and qualified or until her death, retirement, resignation or removal.

Ms. McFadden will be compensated in accordance with the Company’s non-employee director compensation policy in effect from time to time.  Based on the Company’s current policy, Ms. McFadden will receive an annual award of restricted stock equivalent to $100,000 (prorated for the period between the Effective Date and December 31, 2017, based on the number of days in such period divided by 365).  Ms. McFadden will also receive, on a prorated basis, an annual cash retainer of $60,000, paid in quarterly installments at the end of each quarter, for her service as a member of the Board.

Item 7.01 Regulation FD Disclosure.

On August 2, 2017, the Company issued a press release announcing the appointment of Ms. McFadden to the Board of Directors of the Company. A copy of this press release is furnished as Exhibit 99.2 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Electronic notice from Jon Q. Reynolds, Jr.
99.2	Press release of K12 Inc., dated August 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

August 8, 2017	By:	/s/ Howard D. Polsky
	Name:	Howard D. Polsky
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Electronic notice from Jon Q. Reynolds, Jr.
99.2	Press release of K12 Inc., dated August 8, 2017